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                                                                    EXHIBIT 23B


                        CONSENT OF CHARTERED ACCOUNTANTS

                                 ERNST & YOUNG


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     We consent to the reference to our firm under the caption "Experts" in the
Prospectus constituting part of the Registration Statement on Form S-8 relating to 1,486,628 shares of common stock, par value, of ARAMARK Corporation and to the incorporation by reference in this Registration Statement of our report dated November 16, 1994, included in the Annual Report of ARAMARK Corporation on Form 10-K for the year ended September 30, 1994.


                                               ERNST & YOUNG

                                               Chartered Accountants


Mississauga, Canada
February 13, 1995